SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:                                                 October 30,2001


                           REEBOK INTERNATIONAL LTD.
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             (Exact name of registrant as specified in its charter)



        Massachusetts                                     04-2678061
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(State or other jurisdiction                           (I.R.S. Employer
incorporation or organization)                        Identification No.)



            1895 J.W. Foster Boulevard, Canton, Massachusetts 02021
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          (Address of principal executive offices)         (Zip code)



                 Registrant's Telephone Number: (781) 401-5000
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                                       N/A
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          (Former Name or Former Address, If Changed Since Last Report)




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Item 5.           Other Events
                  ------------------------


        On October 23, 2001, the Company issued a press release announcing its earnings for the quarter ended September 30, 2001. A complete copy of the release and all related schedules is included as an exhibit to this Form 8-K.

Item 7.           Financial Statements and Exhibits
                  ------------------------------------
       (c) Press release of the Company dated October 23, 2001.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  REEBOK INTERNATIONAL LTD.

Date: October 30, 2001                            By: /s/ Kenneth Watchmaker
                                                  --------------------------
                                                  Executive Vice President and
                                                  Chief Financial Officer